Simplify Next Intangible Core Index ETF

NXTI

a series of Simplify Exchange Traded Funds

SUMMARY PROSPECTUS

November 1, 2024

Advised by: Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135

www.simplify.us/etfs	phone: 1 (855) 772-8488

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information dated November 1, 2024, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.simplify.us/etfs or by calling 1-855-772-8488.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the CBOE BZX Exchange, Inc.

FUND SUMMARY – SIMPLIFY NEXT INTANGIBLE CORE INDEX ETF

Investment Objective: The Simplify Next Intangible Core Index ETF (the “Fund” or “NXTI”) seeks to provide investment results that track, before fees and expenses, the performance of the Next Intangible Core Index (the “Core Index”).

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.25%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period April 15, 2024 (commencement of operations) through June 30, 2024, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities included in the Core Index. The Fund’s 80% policy is non-fundamental. The Core Index is designed to measure the performance of U.S. stocks of companies that exhibit relatively high intangible capital-to-book assets ratios within their respective sector. The Core Index methodology defines intangible capital as productive assets that lack a physical presence and are generally created through investments in brand capital, knowledge capital, and organization capital.

The Core Index is owned by Eisfeldt Consulting, LLC (“EC”), which has engaged Solactive, AG (“Solactive”) to act as Calculation Agent for the Core Index. Both Solactive and EC are organizations independent of the Fund and Simplify Asset Management, Inc., the Fund’s Adviser.

The Core Index is a rules-based index that is created by applying successive screens to an initial universe of stocks. The initial universe is composed of the 2000 largest stocks by market capitalization in the Solactive United States 3000 Index (the “Initial Universe”). The Solactive United States 3000 Index is designed to track the performance of the largest 3000 companies from the United States stock market, as measured by market capitalization.

EC calculates a ratio of intangible capital-to-book assets for the stocks in the Initial Universe using its proprietary model that is designed to measure intangible capital. Intangible capital is the sum of a company’s brand, knowledge, and organization capital, whereas book assets are directly observable from a company’s financial statements. The EC model utilizes factors such as a company’s income statement expenditures, balance sheet data on goodwill and identifiable intangible assets such as patents or copyrights, to measure intangible capital.

The 200 stocks with the highest intangible capital-to-book assets ratio are selected (the “Intangible Core Universe”). The constituents of the Intangible Core Universe are initially weighted based on relative market capitalization within the Intangible Core Universe. The Intangible Core Universe is re-weighted to conform with the following additional restrictions:

●	maximum individual stock weight of 5%

●	weightings that would have been above 5% are re-allocated across the remaining stocks within each sector. If such re-allocation causes the weighting on any remaining stock to pass the 5% threshold, weights are re-allocated following the same procedure in accordance with the index rule-based methodology; and

●	at least five stocks from each of the 13 sectors are included (unless there are fewer than five stocks with positive weightings, in which case the sector representation will be less than five).

The 13 sectors are: (1) food and consumables; (2) energy and hard commodities; (3) consumer goods; (4) healthcare and drugs; (5) construction; (6) manufacturing inputs; (7) technology and communications; (8) cars and transport; (9) utilities; (10) retail; (11) finance; (12) travel and entertainment; and (13) all other companies. EC developed the list of 13 sectors using a combination of SIC and NAICS codes along with data from publicly available 10-K filings.

The Initial Universe and the Core Index are reconstituted quarterly. Solactive calculates and publishes the Core Index constituents and returns of the Core Index daily, accounting for corporate events such as mergers and stock splits.

The Adviser uses a replication strategy to track the Core Index, rather than a sampling approach, meaning the Fund will generally invest in all of the component securities of the Core Index in the same approximate proportions as in the Core Index. To the extent the Core Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Core Index.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Passive Investment Risk. The Fund is not actively managed, and the adviser will not sell a holding due to current or projected underperformance of a holding, industry or sector unless that holding is removed from the Core Index or selling the holding is otherwise required upon rebalancing of the Core Index as addressed in the Core Index methodology.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Core Index, as published by Solactive. There is no assurance that the Core Index will be compiled, determined, composed or calculated accurately. While Solactive gives descriptions of what the Core Index is designed to achieve, neither Solactive nor EC provides any warranty or accepts any liability in relation to the quality, accuracy or completeness of data in the Core Index, and neither Solactive nor EC guarantees that the Core Index will be in line with its methodology. Additionally, Solactive is the calculation agent of the Core Index. The financial instrument that is referencing the Core Index is not sponsored, endorsed, promoted, sold or supported by Solactive in any way and Solactive makes no express or implied representation, guarantee or assurance with regard to: (a) the advisability in investing in the financial instruments; (b) the quality, accuracy and/or completeness of the Core Index; and/or (c) the results obtained or to be obtained by any person or entity from the use of the Core Index. Solactive does not guarantee the accuracy and/or the completeness of the Core Index and shall not have any liability for any errors or omissions with respect thereto.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value.

Concentration Risk. The Fund may focus its investments in securities of a particular industry or group of industries to the extent that the Core Index focuses its investments in securities of a particular industry or group of industries. Economic, legislative or regulatory developments may occur that significantly affect the industry or group of industries. This may cause the Fund’s share price to fluctuate more than that of a fund that does not focus in a particular industry or group of industries.

Tracking Error Risk: Tracking error is the divergence of the Fund’s performance from that of the Core Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the Core Index, pricing differences, the Fund’s holding of cash, difference in timing of the accrual of dividends, changes to the Core Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while the Core Index does not.

Allocation Risk. If the Fund’s strategy for allocating assets among stock of U.S. companies does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk: The Fund is structured as an ETF and invests in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s Shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participant at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the Fund’s shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

○	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

○	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Large Capitalization Risk. The Fund defines large-capitalization companies as those with market capitalizations above $10 billion at the time of purchase. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Small and Medium Capitalization Risk. The Fund defines small-capitalization companies as those with market capitalizations between $300 million and $2 billion at the time of purchase, and medium-capitalization companies as those with market capitalizations between $2 and $10 billion at the time of purchase. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Limited History of Operations. The Fund is a new ETF and has a limited history of operations for investors to evaluate.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments the company and other factors. Securities purchased by the Fund that do not realize their full economic value may reduce the Fund’s return.

Performance: Performance information will be available in the prospectus after the Fund has been in operation for one full calendar year. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, Chief Investment Officer of the Adviser; and Jeff Schwarte, Chief Equity Strategist of the Adviser serve as portfolio managers of the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in April 2024 and Mr. Schwarte has served the Fund as a portfolio manager since November 2024. Dr. Berns and Mr. Schwarte are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.